Exhibit 99.2
CNA Financial Corporation
Supplemental Financial Information
December 31, 2010
This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
December 31, 2010

CNA Financial Corporation
Definitions and Presentation
•	Collectively, CNA Financial Corporation (CNAF) and its controlled subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes CNA Specialty and CNA Commercial.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution (A&EP). Intersegment eliminations are also included in this segment.

•
Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note K of the Condensed Consolidated Financial Statements within the September 30, 2010 Form 10-Q for further discussion of this measure.

•
In evaluating the results of CNA Specialty and CNA Commercial, management utilizes the combined ratio, the loss ratio, the expense ratio and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The statutory expense ratio reported on page 15 is the percentage of acquisition and underwriting expenses to net written premiums in accordance with statutory accounting practices.

•
Limited partnerships are a relatively small portion of CNA’s overall investment portfolio. The majority of our limited partnership investments employ strategies that generate returns through investing in securities that are marketable while engaging in various management techniques primarily in public fixed income and equity markets. The risks associated with limited partnership investments may include losses due to leveraging, short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

•	FY = Full Year
Agreement to Cede Asbestos and Environmental Pollution (A&EP) Liabilities to National Indemnity Company (NICO)
On August 31, 2010, the Company completed a transaction with National Indemnity Company (NICO), a subsidiary of Berkshire Hathaway Inc., under which substantially all of the Company’s legacy A&EP liabilities were ceded to NICO (Loss Portfolio Transfer or LPT). The Company recognized an after-tax net loss of $365 million for the year ended December 31, 2010, of which $344 million related to the Company’s continuing operations. Since a portion of the liabilities ceded related to the Company’s discontinued operations, the Company recognized an after-tax net loss for discontinued operations of $21 million for the year ended December 31, 2010.
Segment Change — Certain Mass Tort Claims
The Company revised its reporting segments in the fourth quarter of 2010. Prior period segment disclosures have been conformed to the current year presentation. The segment change reflects the manner in which the Company is currently organized for purposes of making operating decisions and assessing performance.
Net incurred claim and claim adjustment expenses and reserves for certain mass tort claims were previously reported as part of the Corporate & Other Non-Core segment. These mass tort claims were centrally managed along with asbestos and environmental pollution claims. A significant portion of this centralized claim group became employees of a subsidiary of Berkshire Hathaway Inc. as a result of the Loss Portfolio Transfer. Management responsibility for these mass tort claims has now been assigned to the segment from which the mass tort arose, which could be either CNA Specialty or CNA Commercial. This change had no impact on the Company’s CNA Specialty and Life & Group Non-Core segments for the periods presented herein.
 i

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

	Three Months		Fav /	Twelve Months		Fav /
PERIODS ENDED DECEMBER 31			(Unfav)			(Unfav)
(In millions)	2010	2009	% Change	2010	2009	% Change
STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,647	$1,686	(2)%	$6,515	$6,721	(3)%
Net investment income	624	565	10	2,316	2,320	—
Net realized investment gains (losses), net of participating policyholders’ interests:
Other-than-temporary impairment (OTTI) losses	(65)	(327)	80	(254)	(1,657)	85
Portion of OTTI recognized in Other comprehensive income (loss)	(6)	132	(105)	22	305	(93)

Net OTTI losses recognized in earnings (1)	(71)	(195)	64	(232)	(1,352)	83
Other net realized investment gains (losses)	32	267	(88)	318	495	(36)

Net realized investment gains (losses), net of participating policyholders’ interests	(39)	72	(154)	86	(857)	110

Other revenues	66	75	(12)	292	288	1

Total revenues	2,298	2,398	(4)	9,209	8,472	9

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,186	1,371	13	4,985	5,290	6
Amortization of deferred acquisition costs	349	354	1	1,387	1,417	2
Other operating expenses	243	283	14	1,568	1,097	(43)
Interest	44	33	(33)	157	128	(23)

Total claims, benefits and expenses	1,822	2,041	11	8,097	7,932	(2)

Income (loss) from continuing operations before income tax	476	357	33	1,112	540	106
Income tax (expense) benefit	(150)	(87)	(72)	(333)	(57)	N/M

Income (loss) from continuing operations, net of tax	326	270	21	779	483	61
Income (loss) from discontinued operations, net of tax	—	—	—	(21)	(2)	N/M

Net income (loss)	326	270	21	758	481	58
Net (income) loss attributable to noncontrolling interests	(24)	(24)	—	(68)	(62)	(10)

Net income (loss) attributable to CNA	$302	$246	23%	$690	$419	65%

(1)
During the second quarter of 2009, the Company adopted updated accounting guidance, which amended the OTTI loss model for fixed maturity securities. Please refer to Note B of the Condensed Consolidated Financial Statements within the September 30, 2010 Form 10-Q for further information.

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Income (Loss) Attributable to CNA Common Stockholders, Per Share Data and Return on Equity

PERIODS ENDED DECEMBER 31	Three Months		Twelve Months
(In millions, except per share data)	2010	2009	2010	2009

COMPONENTS OF INCOME (LOSS) ATTRIBUTABLE TO CNA COMMON STOCKHOLDERS
Net operating income (loss) from continuing operations attributable to CNA before LPT	$326	$197	$1,004	$982
Net loss related to LPT	—	—	(344)	—

Net operating income (loss) from continuing operations attributable to CNA	326	197	660	982
Less: 2008 Senior Preferred dividend	(8)	(28)	(76)	(122)

Net operating income (loss) from continuing operations
attributable to CNA common stockholders	318	169	584	860
Net realized investment gains (losses) attributable to CNA common stockholders	(24)	49	51	(561)

Income (loss) from continuing operations attributable to CNA common stockholders	294	218	635	299
Income (loss) from discontinued operations attributable to CNA common stockholders	—	—	(21)	(2)

Income (loss) attributable to CNA common stockholders	$294	$218	$614	$297

BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE
Net operating income (loss) from continuing operations attributable to CNA before LPT	$1.21	$0.73	$3.73	$3.65
Net loss related to LPT	—	—	(1.28)	—

Net operating income (loss) from continuing operations attributable to CNA	1.21	0.73	2.45	3.65
Less: 2008 Senior Preferred dividend	(0.03)	(0.10)	(0.28)	(0.45)

Net operating income (loss) from continuing operations attributable to CNA common stockholders	1.18	0.63	2.17	3.20
Net realized investment gains (losses) attributable to CNA common stockholders	(0.09)	0.18	0.19	(2.09)

Income (loss) from continuing operations attributable to CNA common stockholders	1.09	0.81	2.36	1.11
Income (loss) from discontinued operations attributable to CNA common stockholders	—	—	(0.08)	(0.01)

Basic and diluted earnings (loss) per share attributable to CNA common stockholders	$1.09	$0.81	$2.28	$1.10

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.2	269.0	269.1	269.0

Diluted	269.6	269.2	269.5	269.1

RETURN ON EQUITY
Net income (loss) attributable to CNA (1)	10.5%	9.2%	6.4%	4.8%

Net operating income (loss) from continuing operations attributable to CNA (2)	12.2	7.2	6.1	9.0

(1)
Annualized net income (loss) attributable to CNA divided by the average CNA stockholders’ equity including accumulated other comprehensive income/loss (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2)
Annualized net operating income (loss) from continuing operations attributable to CNA divided by the average CNA stockholders’ equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

DECEMBER 31
(In millions, except share data)	2010	2009

Total assets	$55,331	$55,298
Insurance reserves	37,590	38,263
Debt	2,651	2,303
Total liabilities	43,807	44,132
Preferred stock	—	1,000
Accumulated other comprehensive income (loss)	326	(325)
Noncontrolling interests	570	506
Total CNA stockholders’ equity	10,954	10,660

Book value per common share	$40.70	$35.91

Book value per common share excluding AOCI	$39.49	$37.12

Outstanding shares of common stock (in millions of shares)	269.1	269.0

THREE MONTHS ENDED
DECEMBER 31
(In millions)	2010	2009

Net cash flows provided (used) by operating activities (1)	$584	$983

Net cash flows provided (used) by investing activities	(93)	(925)

Net cash flows provided (used) by financing activities	(497)	(48)

Net cash flows provided (used) by operating, investing and financing activities	$(6)	$10

TWELVE MONTHS ENDED
DECEMBER 31
(In millions)	2010	2009

Net cash flows provided (used) by operating activities (1) (2)	$(89)	$1,258

Net cash flows provided (used) by investing activities	767	(1,093)

Net cash flows provided (used) by financing activities	(742)	(120)

Net cash flows provided (used) by operating, investing and financing activities	$(64)	$45

(1)
Operating cash flows for the three and twelve months ended December 31, 2010 include $(1) million and $(90) million related to discontinued operations. Operating cash flows for the three and twelve months ended December 31, 2009 include $(7) million and $(23) million related to discontinued operations.

(2)
Operating cash flows for the twelve months ended December 31, 2010 include $(1.9) billion related to the initial net cash settlement with NICO for the Loss Portfolio Transfer, as further discussed on page i.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED DECEMBER 31, 2010
				Life & Group	Corporate &
(In millions)	CNA Specialty	CNA Commercial	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$6,913	$12,751	$19,664	$2,744	$3,375	$25,783
Ceded	948	2,138	3,086	675	2,631	6,392

Net	5,965	10,613	16,578	2,069	744	19,391

Net incurred claim & claim adjustment expenses	334	529	863	165	8	1,036

Net claim & claim adjustment expense payments	(389)	(507)	(896)	(137)	(34)	(1,067)

Foreign currency translation adjustment and other	8	6	14	—	—	14

Claim & claim adjustment expense reserves, end of period
Net	5,918	10,641	16,559	2,097	718	19,374
Ceded	875	1,881	2,756	642	2,724	6,122

Gross	$6,793	$12,522	$19,315	$2,739	$3,442	$25,496

TWELVE MONTHS ENDED DECEMBER 31, 2010
				Life & Group	Corporate &
(In millions)	CNA Specialty	CNA Commercial	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$6,922	$13,243	$20,165	$2,883	$3,768	$26,816
Ceded	1,056	2,246	3,302	863	1,429	5,594

Net	5,866	10,997	16,863	2,020	2,339	21,222

Reduction of net reserves due to A&EP LPT	—	—	—	—	(1,381)	(1,381)

Reduction of net reserves due to sale of subsidiary	—	(98)	(98)	—	—	(98)

Net incurred claim & claim adjustment expenses	1,449	2,210	3,659	603	58	4,320

Net claim & claim adjustment expense payments	(1,398)	(2,462)	(3,860)	(525)	(299)	(4,684)

Foreign currency translation adjustment and other	1	(6)	(5)	(1)	1	(5)

Claim & claim adjustment expense reserves, end of period
Net	5,918	10,641	16,559	2,097	718	19,374
Ceded	875	1,881	2,756	642	2,724	6,122

Gross	$6,793	$12,522	$19,315	$2,739	$3,442	$25,496

CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	December 31, 2010		September 30, 2010		December 31, 2009
(In millions)	Book Value	Carrying Value	Book Value	Carrying Value	Book Value	Carrying Value

Property & Casualty and Corporate & Other Non-Core:
Fixed maturities, excluding states, municipalities and political subdivisions	$20,962	$21,559	$20,827	$21,740	$21,254	$21,120
States, municipalities and political subdivisions:
Tax-exempt	2,106	2,116	2,735	2,744	4,513	4,446
Taxable	2,484	2,442	2,208	2,328	41	38
Equities	157	182	187	206	298	292
Short term investments	2,129	2,131	2,019	2,019	3,789	3,792
Limited partnership investments	2,307	2,307	2,164	2,164	1,777	1,777
Mortgage loans & other	93	94	78	78	3	3

Total investments	$30,238	$30,831	$30,218	$31,279	$31,675	$31,468

Net receivable/(payable)	$(197)		$(121)		$(91)
Securities lending collateral	—		—		—

Life & Group Non-Core:
Fixed maturities, excluding states, municipalities and political subdivisions	$7,308	$8,129	$7,772	$8,898	$7,013	$7,312
States, municipalities and political subdivisions:
Tax-exempt	2,394	2,166	2,426	2,503	2,665	2,583
Taxable	1,173	1,165	413	433	116	113
Equities	265	258	278	325	335	352
Short term investments	84	84	65	65	156	157
Limited partnership investments	2	2	2	2	10	10
Mortgage loans & other	20	20	21	21	1	1

Total investments	$11,246	$11,824	$10,977	$12,247	$10,296	$10,528

Net receivable/(payable)	$(25)		$17		$—
Securities lending collateral	—		—		—

Total investments	$41,484	$42,655	$41,195	$43,526	$41,971	$41,996

Total net receivable/(payable)	$(222)		$(104)		$(91)
Total securities lending collateral	—		—		—

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of December 31, 2010
(In millions)
Invested Assets Fair Value By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
RMBS	$5,716	18.5	$374	3.2	$6,090	14.3
CMBS	833	2.7	160	1.3	993	2.3
Other ABS	712	2.3	51	0.4	763	1.8

Total asset-backed exposure	7,261	23.5	585	4.9	7,846	18.4
Other fixed maturities	18,856	61.2	10,875	92.0	29,731	69.7
All other invested assets	4,714	15.3	364	3.1	5,078	11.9

Total investments	$30,831	100.0	$11,824	100.0	$42,655	100.0

Sub-prime (included in RMBS above)	$461	1.5	$22	0.2	$483	1.1
Alt-A (included in RMBS above)	$563	1.8	$69	0.6	$632	1.5
Invested Assets Amortized Cost By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
RMBS	$5,869	19.4	$385	3.4	$6,254	15.1
CMBS	835	2.8	159	1.4	994	2.4
Other ABS	707	2.3	46	0.4	753	1.8

Total asset-backed exposure	7,411	24.5	590	5.2	8,001	19.3
Other fixed maturities	18,141	60.0	10,285	91.5	28,426	68.5
All other invested assets	4,686	15.5	371	3.3	5,057	12.2

Total investments	$30,238	100.0	$11,246	100.0	$41,484	100.0

Sub-prime (included in RMBS above)	$506	1.7	$21	0.2	$527	1.3
Alt-A (included in RMBS above)	$592	2.0	$70	0.6	$662	1.6
RMBS/CMBS/Other ABS Distribution

									% of Asset-Backed
	RMBS		CMBS		Other ABS		Total		Exposure		% of Total Investments
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$3,367	$3,329	$30	$30	$—	$—	$3,397	$3,359	43.3	42.0	8.0	8.1
AAA	1,172	1,224	194	191	551	544	1,917	1,959	24.4	24.5	4.5	4.7
AA	206	231	257	265	154	152	617	648	7.9	8.1	1.4	1.6
A	190	199	246	242	26	26	462	467	5.9	5.8	1.1	1.1
BBB	228	249	116	120	19	18	363	387	4.6	4.8	0.8	0.9
<BBB & Equity Tranches	927	1,022	150	146	13	13	1,090	1,181	13.9	14.8	2.6	2.9

Total RMBS/CMBS/other ABS	$6,090	$6,254	$993	$994	$763	$753	$7,846	$8,001	100.0	100.0	18.4	19.3

(1)
The exposure to sub-prime residential mortgage (sub-prime) collateral and Alternative A residential mortgages that have lower than normal standards of loan documentation (Alt-A) collateral is measured by the original deal structure.

(2)
The ratings presented are based on a ratings methodology that takes into account ratings from two major providers, Standard & Poor’s and Moody’s Investors Service, Inc., in that order of preference. If a security is not rated by these providers, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.

RMBS — Residential mortgage-backed securities

CMBS — Commercial mortgage-backed securities

Other ABS — Other asset-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of December 31, 2010
(In millions)
RMBS Sub-Prime Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$12	9.1	$—	—	$2	5.5	$—	—	$—	—	$14	2.9
2008	—	—	—	—	2	5.5	—	—	—	—	2	0.4
2007	6	4.6	28	19.4	5	13.9	9	20.0	11	8.7	59	12.2
2006	70	53.0	45	31.3	10	27.8	34	75.6	52	41.3	211	43.7
2005	32	24.2	39	27.1	1	2.8	1	2.2	9	7.1	82	17.0
2004	7	5.3	18	12.5	2	5.5	1	2.2	23	18.3	51	10.5
2003 & prior	5	3.8	14	9.7	14	39.0	—	—	31	24.6	64	13.3

Total sub-prime	$132	100.0	$144	100.0	$36	100.0	$45	100.0	$126	100.0	$483	100.0

RMBS Sub-Prime Amortized Cost Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$12	8.5	$—	—	$2	4.9	$—	—	$—	—	$14	2.7
2008	—	—	—	—	2	4.9	—	—	—	—	2	0.4
2007	7	5.0	28	17.1	5	12.2	9	20.0	11	8.1	60	11.4
2006	78	55.3	51	31.1	10	24.4	34	75.6	60	44.1	233	44.2
2005	32	22.7	50	30.5	1	2.4	1	2.2	11	8.1	95	18.0
2004	7	5.0	19	11.6	3	7.3	1	2.2	25	18.4	55	10.4
2003 & prior	5	3.5	16	9.7	18	43.9	—	—	29	21.3	68	12.9

Total sub-prime	$141	100.0	$164	100.0	$41	100.0	$45	100.0	$136	100.0	$527	100.0

RMBS Alt-A Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	6	1.7	—	—	3	6.3	—	—	37	46.3	46	7.3
2006	—	—	4	9.1	13	27.1	8	7.8	34	42.5	59	9.3
2005	24	6.7	7	15.9	10	20.8	58	56.3	3	3.7	102	16.2
2004	278	77.9	19	43.2	21	43.7	37	35.9	6	7.5	361	57.1
2003 & prior	49	13.7	14	31.8	1	2.1	—	—	—	—	64	10.1

Total Alt-A	$357	100.0	$44	100.0	$48	100.0	$103	100.0	$80	100.0	$632	100.0

RMBS Alt-A Amortized Cost Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	7	1.9	—	—	2	4.2	—	—	44	48.3	53	8.0
2006	—	—	4	8.3	13	27.1	8	7.6	36	39.6	61	9.2
2005	26	7.0	10	20.8	10	20.8	59	56.2	3	3.3	108	16.3
2004	287	77.6	19	39.6	22	45.8	38	36.2	8	8.8	374	56.5
2003 & prior	50	13.5	15	31.3	1	2.1	—	—	—	—	66	10.0

Total Alt-A	$370	100.0	$48	100.0	$48	100.0	$105	100.0	$91	100.0	$662	100.0

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of December 31, 2010
(In millions)
RMBS Distribution By Collateral Type & Quality

	Fixed Coupon -		Fixed Coupon -
	30 Year		15/20 Year		ARM		Home Equity		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$2,845	$2,805	$515	$517	$5	$5	$—	$—	$2	$2	$3,367	$3,329
AAA	563	590	137	144	52	56	3	3	417	431	1,172	1,224
AA	74	84	—	—	54	54	72	86	6	7	206	231
A	151	159	17	18	15	15	3	4	4	3	190	199
BBB	179	200	—	—	33	33	16	16	—	—	228	249
<BBB & Equity Tranches	455	492	39	40	375	432	40	40	18	18	927	1,022

Total RMBS	$4,267	$4,330	$708	$719	$534	$595	$134	$149	$447	$461	$6,090	$6,254

Included in Total RMBS:
MBS Pass-Through	$1,382	$1,391	$207	$209	$5	$5	$—	$—	$7	$5	$1,601	$1,610
Structured	2,885	2,939	501	510	529	590	134	149	440	456	4,489	4,644

Total RMBS	$4,267	$4,330	$708	$719	$534	$595	$134	$149	$447	$461	$6,090	$6,254

Included in Total RMBS:
Sub-prime	$242	$271	$—	$—	$91	$91	$133	$149	$17	$16	$483	$527
Alt-A	564	587	13	14	47	53	—	—	8	8	632	662
Prime	3,461	3,472	695	705	396	451	1	—	422	437	4,975	5,065

Total RMBS	$4,267	$4,330	$708	$719	$534	$595	$134	$149	$447	$461	$6,090	$6,254

CMBS Distribution By Deal Coupon Type & Quality

	Fixed Rate		Adjustable/Floating Rate		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$—	$—	$30	$30	$30	$30
AAA	124	122	70	69	194	191
AA	61	61	196	204	257	265
A	94	96	152	146	246	242
BBB	23	23	93	97	116	120
<BBB & Equity Tranches	68	83	82	63	150	146

Total CMBS	$370	$385	$623	$609	$993	$994

Included in Total CMBS:
MBS Pass-Through	$—	$—	$—	$—	$—	$—
Structured	370	385	623	609	993	994

Total CMBS	$370	$385	$623	$609	$993	$994

ARM — Adjustable rate mortgages

MBS — Mortgage-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of December 31, 2010
(In millions)
Other ABS Distribution By Collateral Type & Quality

	Auto Loans		Student Loans		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost
AAA	$280	$274	$60	$67	$211	$203	$551	$544
AA	14	14	—	—	140	138	154	152
A	21	21	—	—	5	5	26	26
BBB	7	7	—	—	12	11	19	18
<BBB & Equity Tranches	—	—	—	—	13	13	13	13

Total other ABS	$322	$316	$60	$67	$381	$370	$763	$753

Included in Total other ABS:
Pass-Through	$7	$7	$—	$—	$—	$—	$7	$7
Structured	315	309	60	67	381	370	756	746

Total other ABS	$322	$316	$60	$67	$381	$370	$763	$753

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

THREE MONTHS ENDED	CNA Specialty			CNA Commercial			P&C Operations
DECEMBER 31			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change

Gross written premiums	$1,054	$1,027	3%	$839	$878	(4)%	$1,893	$1,905	(1)%
Net written premiums	682	667	2	778	801	(3)	1,460	1,468	(1)

Net earned premiums	681	683	—	824	858	(4)	1,505	1,541	(2)
Net investment income	171	130	32	252	223	13	423	353	20
Other revenues	54	53	2	12	14	(14)	66	67	(1)

Total operating revenues	906	866	5	1,088	1,095	(1)	1,994	1,961	2

Claims, benefits and expenses:
Net incurred claims and benefits	332	327	(2)	507	562	10	839	889	6
Policyholders’ dividends	6	2	(200)	3	3	—	9	5	(80)
Amortization of deferred acquisition costs	160	167	4	184	184	—	344	351	2
Other insurance related expenses	47	40	(18)	106	134	21	153	174	12
Other expenses	49	46	(7)	13	15	13	62	61	(2)

Total claims, benefits and expenses	594	582	(2)	813	898	9	1,407	1,480	5

Operating income (loss) from continuing operations before income tax	312	284	10	275	197	40	587	481	22
Income tax (expense) benefit on operating income (loss)	(105)	(87)	(21)	(95)	(57)	(67)	(200)	(144)	(39)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(22)	(19)	(16)	(2)	(5)	60	(24)	(24)	—

Net operating income (loss) from continuing operations attributable to CNA	185	178	4	178	135	32	363	313	16

Net realized investment gains (losses), net of participating policyholders’ interests	(30)	41	(173)	(45)	86	(152)	(75)	127	(159)
Income tax (expense) benefit on net realized investment gains (losses)	11	(12)	192	16	(31)	152	27	(43)	163
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	(1)	N/M	—	1	N/M	—	—	—

Net realized investment gains (losses) attributable to CNA	(19)	28	(168)	(29)	56	(152)	(48)	84	(157)

Net income (loss) from continuing operations attributable to CNA	$166	$206	(19)%	$149	$191	(22)%	$315	$397	(21)%

FINANCIAL RATIOS
Loss & LAE	48.8%	47.8%		61.8%	65.6%		55.9%	57.8%
Acquisition expense	18.6	18.7		17.1	20.2		17.8	19.6
Underwriting expense	11.9	11.6		18.1	16.8		15.3	14.3

Expense	30.5	30.3		35.2	37.0		33.1	33.9
Dividend	0.9	0.3		0.4	0.4		0.6	0.4

Combined ratio	80.2%	78.4%		97.4%	103.0%		89.6%	92.1%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$2	$1		$19	$9		$21	$10
Impact on loss & LAE ratio	0.3%	0.1%		2.3%	1.1%		1.4%	0.7%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(126)	$(115)		$(75)	$(82)		$(201)	$(197)
Prior year premium development	2	(6)		(6)	2		(4)	(4)
Other (1)	(2)	1		(15)	6		(17)	7

Total development & other	$(126)	$(120)		$(96)	$(74)		$(222)	$(194)

Impact of development & other on loss & LAE ratio	(18.6)%	(17.1)%		(11.3)%	(8.6)%		(14.6)%	(12.5)%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
DECEMBER 31					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2010	2009	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change

Net earned premiums	$1,505	$1,541	$146	$148	(1)%	$(4)	$(3)	(33)%	$1,647	$1,686	(2)%
Net investment income	423	353	184	168	10	17	44	(61)	624	565	10
Other revenues	66	67	(3)	4	(175)	3	4	(25)	66	75	(12)

Total operating revenues	1,994	1,961	327	320	2	16	45	(64)	2,337	2,326	—

Claims, benefits and expenses:
Net incurred claims and benefits	839	889	326	311	(5)	10	164	94	1,175	1,364	14
Policyholders’ dividends	9	5	2	2	—	—	—	—	11	7	(57)
Amortization of deferred acquisition costs	344	351	5	3	(67)	—	—	—	349	354	1
Other insurance related expenses	153	174	43	45	4	—	(1)	N/M	196	218	10
Other expenses	62	61	(11)	5	N/M	40	32	(25)	91	98	7

Total claims, benefits and expenses	1,407	1,480	365	366	—	50	195	74	1,822	2,041	11

Operating income (loss) from continuing operations before income tax	587	481	(38)	(46)	17	(34)	(150)	77	515	285	81
Income tax (expense) benefit on operating income (loss)	(200)	(144)	23	27	(15)	12	53	(77)	(165)	(64)	(158)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(24)	(24)	—	—	—	—	—	—	(24)	(24)	—

Net operating income (loss) from continuing operations attributable to CNA	363	313	(15)	(19)	21	(22)	(97)	77	326	197	65

Net realized investment gains (losses), net of participating policyholders’ interests	(75)	127	38	(79)	148	(2)	24	(108)	(39)	72	(154)
Income tax (expense) benefit on net realized investment gains (losses)	27	(43)	(13)	27	(148)	1	(7)	114	15	(23)	165
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	—

Net realized investment gains (losses) attributable to CNA	(48)	84	25	(52)	148	(1)	17	(106)	(24)	49	(149)

Net income (loss) from continuing operations attributable to CNA	$315	$397	$10	$(71)	114%	$(23)	$(80)	71%	$302	$246	23%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

TWELVE MONTHS ENDED	CNA Specialty			CNA Commercial			P&C Operations
DECEMBER 31			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change

Gross written premiums	$4,234	$4,222	—%	$3,512	$3,824	(8)%	$7,746	$8,046	(4)%
Net written premiums	2,691	2,684	—	3,208	3,448	(7)	5,899	6,132	(4)

Net earned premiums	2,679	2,697	(1)	3,256	3,432	(5)	5,935	6,129	(3)
Net investment income	591	526	12	873	935	(7)	1,464	1,461	—
Other revenues	216	206	5	61	61	—	277	267	4

Total operating revenues	3,486	3,429	2	4,190	4,428	(5)	7,676	7,857	(2)

Claims, benefits and expenses:
Net incurred claims and benefits	1,447	1,536	6	2,175	2,420	10	3,622	3,956	8
Policyholders’ dividends	12	9	(33)	14	9	(56)	26	18	(44)
Amortization of deferred acquisition costs	631	624	(1)	736	775	5	1,367	1,399	2
Other insurance related expenses	186	163	(14)	424	435	3	610	598	(2)
Other expenses	190	179	(6)	55	77	29	245	256	4

Total claims, benefits and expenses	2,466	2,511	2	3,404	3,716	8	5,870	6,227	6

Operating income (loss) from continuing operations before income tax	1,020	918	11	786	712	10	1,806	1,630	11
Income tax (expense) benefit on operating income (loss)	(343)	(282)	(22)	(260)	(201)	(29)	(603)	(483)	(25)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(52)	(45)	(16)	(17)	(17)	—	(69)	(62)	(11)

Net operating income (loss) from continuing operations attributable to CNA	625	591	6	509	494	3	1,134	1,085	5

Net realized investment gains (losses), net of participating policyholders’ interests	30	(186)	116	(15)	(360)	96	15	(546)	103
Income tax (expense) benefit on net realized investment gains (losses)	(10)	64	(116)	(1)	123	(101)	(11)	187	(106)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	(1)	N/M	1	1	—	1	—	N/M

Net realized investment gains (losses) attributable to CNA	20	(123)	116	(15)	(236)	94	5	(359)	101

Net income (loss) from continuing operations attributable to CNA	$645	$468	38%	$494	$258	91%	$1,139	$726	57%

FINANCIAL RATIOS
Loss & LAE	54.0%	56.9%		66.8%	70.5%		61.0%	64.5%
Acquisition expense	19.2	18.8		17.8	18.5		18.4	18.6
Underwriting expense	11.3	10.5		17.9	16.7		15.0	14.0

Expense	30.5	29.3		35.7	35.2		33.4	32.6
Dividend	0.5	0.3		0.4	0.3		0.4	0.3

Combined ratio	85.0%	86.5%		102.9%	106.0%		94.8%	97.4%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$8	$7		$113	$82		$121	$89
Impact on loss & LAE ratio	0.3%	0.2%		3.5%	2.4%		2.0%	1.4%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(341)	$(218)		$(304)	$(230)		$(645)	$(448)
Prior year premium development	(3)	(6)		48	87		45	81
Other (1)	(2)	—		(14)	18		(16)	18

Total development & other	$(346)	$(224)		$(270)	$(125)		$(616)	$(349)

Impact of development & other on loss & LAE ratio	(12.9)%	(8.3)%		(8.7)%	(4.3)%		(10.6)%	(6.1)%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

TWELVE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
DECEMBER 31					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2010	2009	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change

Net earned premiums	$5,935	$6,129	$582	$595	(2)%	$(2)	$(3)	33%	$6,515	$6,721	(3)%
Net investment income	1,464	1,461	715	664	8	137	195	(30)	2,316	2,320	—
Other revenues	277	267	7	11	(36)	8	10	(20)	292	288	1

Total operating revenues	7,676	7,857	1,304	1,270	3	143	202	(29)	9,123	9,329	(2)

Claims, benefits and expenses:
Net incurred claims and benefits	3,622	3,956	1,275	1,084	(18)	58	227	74	4,955	5,267	6
Policyholders’ dividends	26	18	4	5	20	—	—	—	30	23	(30)
Amortization of deferred acquisition costs	1,367	1,399	20	18	(11)	—	—	—	1,387	1,417	2
Other insurance related expenses	610	598	180	183	2	7	—	N/M	797	781	(2)
Other expenses	245	256	2	69	97	681	119	N/M	928	444	(109)

Total claims, benefits and expenses	5,870	6,227	1,481	1,359	(9)	746	346	(116)	8,097	7,932	(2)

Operating income (loss) from continuing operations before income tax	1,806	1,630	(177)	(89)	(99)	(603)	(144)	N/M	1,026	1,397	(27)
Income tax (expense) benefit on operating income (loss)	(603)	(483)	90	73	23	216	57	N/M	(297)	(353)	16
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(69)	(62)	—	—	—	—	—	—	(69)	(62)	(11)

Net operating income (loss) from continuing operations attributable to CNA	1,134	1,085	(87)	(16)	N/M	(387)	(87)	N/M	660	982	(33)

Net realized investment gains (losses), net of participating policyholders’ interests	15	(546)	53	(235)	123	18	(76)	124	86	(857)	110
Income tax (expense) benefit on net realized investment gains (losses)	(11)	187	(20)	82	(124)	(5)	27	(119)	(36)	296	(112)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	1	—	—	—	—	—	—	—	1	—	N/M

Net realized investment gains (losses) attributable to CNA	5	(359)	33	(153)	122	13	(49)	127	51	(561)	109

Net income (loss) from continuing operations attributable to CNA	$1,139	$726	$(54)	$(169)	68%	$(374)	$(136)	(175)%	$711	$421	69%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Pretax Net Investment Income

	CNA Specialty
(In millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010

Income (loss) from limited partnerships	$(19)	$47	$41	$23	$92	$23	$(1)	$23	$41	$86
Income (loss) from trading portfolio	—	2	4	1	7	1	1	1	2	5
Other investment income	104	108	109	106	427	123	125	124	128	500

Net investment income	$85	$157	$154	$130	$526	$147	$125	$148	$171	$591

	CNA Commercial
	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010

Income (loss) from limited partnerships	$(40)	$97	$84	$45	$186	$40	$(2)	$38	$68	$144
Income (loss) from trading portfolio	—	4	7	2	13	2	1	2	2	7
Other investment income	185	187	188	176	736	179	185	176	182	722

Net investment income	$145	$288	$279	$223	$935	$221	$184	$216	$252	$873

	P&C Operations
	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010

Income (loss) from limited partnerships	$(59)	$144	$125	$68	$278	$63	$(3)	$61	$109	$230
Income (loss) from trading portfolio	—	6	11	3	20	3	2	3	4	12
Other investment income	289	295	297	282	1,163	302	310	300	310	1,222

Net investment income	$230	$445	$433	$353	$1,461	$368	$309	$364	$423	$1,464

	Life & Group Non-Core
	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010

Income (loss) from limited partnerships	$(2)	$—	$1	$(2)	$(3)	$—	$(3)	$1	$—	$(2)
Income (loss) from trading portfolio	—	—	—	—	—	—	—	—	—	—
Other investment income	161	168	168	170	667	175	177	181	184	717

Net investment income	$159	$168	$169	$168	$664	$175	$174	$182	$184	$715

	Corporate & Other Non-Core
	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010

Income (loss) from limited partnerships	$(9)	$21	$19	$9	$40	$9	$2	$6	$4	$21
Income (loss) from trading portfolio	—	2	1	—	3	1	—	1	(1)	1
Other investment income	40	39	38	35	152	37	36	28	14	115

Net investment income	$31	$62	$58	$44	$195	$47	$38	$35	$17	$137

	Total Operations
	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010

Income (loss) from limited partnerships	$(70)	$165	$145	$75	$315	$72	$(4)	$68	$113	$249
Income (loss) from trading portfolio	—	8	12	3	23	4	2	4	3	13
Other investment income	490	502	503	487	1,982	514	523	509	508	2,054

Net investment income	$420	$675	$660	$565	$2,320	$590	$521	$581	$624	$2,316

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data – Preliminary

PERIODS ENDED DECEMBER 31	Three Months			Twelve Months
Income Statement	(Preliminary)		Fav / (Unfav)	(Preliminary)		Fav / (Unfav)
(In millions)	2010	2009	% Change	2010	2009	% Change
Combined Continental Casualty Companies
Gross written premiums	$1,818	$1,807	1%	$7,448	$7,727	(4)%
Net written premiums	1,382	1,381	—	5,637	5,843	(4)

Net earned premiums	1,298	1,303	—	5,042	5,352	(6)
Claim and claim adjustment expenses	1,072	1,189	10	4,123	4,322	5
Acquisition expenses	237	236	—	962	1,007	4
Underwriting expenses	222	241	8	818	875	7
Policyholders’ dividends	5	4	(25)	14	15	7

Underwriting income (loss)	(238)	(367)	35	(875)	(867)	(1)
Net investment income	423	449	(6)	1,679	1,700	(1)
Other income (loss)	79	(30)	N/M	(626)	(3)	N/M
Income tax (expense) benefit	(69)	16	N/M	(25)	(29)	14
Net realized gains (losses)	(5)	149	(103)	105	(784)	113

Net income (loss)	$190	$217	(12)%	$258	$17	N/M %

Financial Ratios
Loss and LAE	82.6%	91.2%		81.8%	80.7%
Acquisition expense	17.2	17.1		17.1	17.2
Underwriting expense	16.0	17.5		14.4	15.0

Expense	33.2	34.6		31.5	32.2
Dividend	0.4	0.3		0.3	0.3

Combined ratio	116.2%	126.1%		113.6%	113.2%

SUPPLEMENTAL STATUTORY DATA
DECEMBER 31

	(Preliminary)
(In millions)	2010	2009

Combined Continental Casualty Companies
Statutory surplus (1)	$9,821	$9,338

Life Company
Statutory surplus	$498	$448

(1)	Represents the combined statutory surplus of Continental Casualty Company and its subsidiaries, including the Life Company, as determined in accordance with statutory accounting practices.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations Loss & LAE Ratio Analysis

	CNA Specialty
	2010 YTD	2009 FY	2009 FY
	Evaluated at	Evaluated at	Evaluated at
	12/31/10	12/31/09	12/31/10
Gross Accident Year	62.6%	65.6%	67.3%
Impact of Reinsurance	4.3	(0.4)	0.4

Net Accident Year	66.9	65.2	67.7%

Impact of Development and Other (1)	(12.9)	(8.3)

Net Calendar Year	54.0%	56.9%

	CNA Commercial
	2010 YTD	2009 FY	2009 FY
	Evaluated at	Evaluated at	Evaluated at
	12/31/10	12/31/09	12/31/10
Gross Accident Year	71.7%	71.5%	70.2%
Impact of Reinsurance	3.8	3.3	4.0

Net Accident Year	75.5	74.8	74.2%

Impact of Development and Other (1)	(8.7)	(4.3)

Net Calendar Year	66.8%	70.5%

	P&C Operations
	2010 YTD	2009 FY	2009 FY
	Evaluated at	Evaluated at	Evaluated at
	12/31/10	12/31/09	12/31/10
Gross Accident Year	66.8%	68.4%	68.7%
Impact of Reinsurance	4.8	2.2	2.7

Net Accident Year	71.6	70.6	71.4%

Impact of Development and Other (1)	(10.6)	(6.1)

Net Calendar Year	61.0%	64.5%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.